Exhibit 4.4

CITIGROUP INC.
and
THE BANK OF NEW YORK MELLON,
as Purchase Contract Agent
and as Trustee under the Indenture referred to herein
PURCHASE CONTRACT AGREEMENT
Dated as of December [___], 2009

i

ii

EXHIBITS
Exhibit A — Form of Unit
Exhibit B — Form of Purchase Contract

iii

     PURCHASE CONTRACT AGREEMENT, dated as of December [___], 2009 between CITIGROUP INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK, acting as purchase contract agent and attorney-in-fact for the Holders of Purchase Contracts (as defined herein) from time to time (the “Purchase Contract Agent”) and as trustee under the Indenture (as defined HEREIN).
RECITALS
     The Company has duly authorized the execution and delivery of this Agreement and the Units and Purchase Contracts issuable hereunder.
     All things necessary to make the Units and Purchase Contracts, when such are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company and to constitute a valid agreement of the Company, in accordance with its terms, have been done. For and in consideration of the premises and the purchase of the Units (including the constituent parts thereof) by the Holders thereof, it is mutually agreed as follows:
ARTICLE 1
Definitions and Other Provisions of General Applications
     Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;
     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;
     (c) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; and
     (d) the following terms have the meanings given to them in this Section 1.01(d):
     “Acquiring Person” has the meaning set forth in Section 5.01(d).
     “Act” has the meaning, with respect to any Holder, set forth in Section 1.04.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Agreement” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.
     “Amortizing Notes” means the series of notes designated as the [_.___]% Subordinated Amortizing Notes due December 15, 2012 to be issued by the Company under the Indenture, and “Amortizing Note” means each note of such series having an initial principal amount of $[___].
     “Applicable Market Value” means the average of the Daily VWAPs of the Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Mandatory Settlement Date, subject to adjustment as provided in Article 5.
     “applicants” has the meaning set forth in Section 8.12(b).
     “Beneficial Owner” means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).
     “Board of Directors” means the board of directors of the Company or a duly authorized committee of that board.
     “Board Resolution” means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.
     “Book-Entry Interest” means a beneficial interest in a Global Security, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.
     “Business Combination” has the meaning set forth in Section 5.02.
     “Business Day” means any day other than a Saturday, Sunday or any day on which banking institutions in New York, New York are authorized or obligated by applicable law to close.
     “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents, however designated, of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

     “Clearing Agency” means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act.
     “close of business” means 5:00 p.m. (New York City time).
     “Closing Price” of the Common Stock means, on any date of determination (i) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange on such date or, if the Common Stock is not listed for trading on the New York Stock Exchange on any such date, as reported in the composite transactions for the principal United States national or regional securities exchange on which the Common Stock is so listed; or (ii) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the Pink OTC Markets Inc. or a similar organization, or, if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained by the Company for this purpose.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Common Stock” means the common stock, par value $0.01 per share, of the Company as it existed on the date of this Agreement, subject to Section 5.02.
     “Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter “Company” shall mean such successor.
     “Corporate Trust Office” means the principal corporate trust office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at [                    ], Attention: [                    ].
     “Current Market Price” of the Common Stock on any day means the average of the Daily VWAP of the Common Stock over each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.
     “Daily VWAP” of the Common Stock means, on any date of determination, the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on the Bloomberg page C US <equity> AQR (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading on the relevant Trading Day until the scheduled close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted method, by a nationally recognized independent investment banking firm retained for this purpose by the Company.
     “Definitive Securities” means any Security in definitive form.

     “Depositary” means a Clearing Agency that is acting as a depositary for the Purchase Contracts and in whose name, or in the name of a nominee of that organization, shall be registered one or more Global Securities and which shall undertake to effect book-entry transfers of the Purchase Contracts as contemplated by Section 3.06, Section 3.07, Section 3.08 and Section 3.09.
     “Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers of securities deposited with the Depositary.
     “DTC” means The Depository Trust Company.
     “DWAC System” has the meaning set forth in Section 2.03(a).
     “Early Mandatory Settlement Date” has the meaning set forth in Section 5.05(a).
     “Early Mandatory Settlement Notice” has the meaning set forth in Section 5.05(b)
     “Early Mandatory Settlement Rate” shall be the Maximum Settlement Rate, unless the Closing Price of the Common Stock for 20 or more Trading Days in a period of 30 consecutive Trading Days ending on the Trading Day immediately preceding the Notice Date exceeds 130% of the Threshold Appreciation Price in effect on each Trading Day, in which case the “Early Mandatory Settlement Rate” shall be the Minimum Settlement Rate.
     “Early Mandatory Settlement Right” has the meaning set forth in Section 5.05(a).
     “Early Settlement” has the meaning set forth in Section 5.04(a).
     “Early Settlement Date” has the meaning set forth in Section 5.04(b).
     “Early Settlement Rate” for each Purchase Contract means the Minimum Settlement Rate, unless a Holder elects to settle such Purchase Contract in connection with a Fundamental Change, in which case such Holder shall receive upon settlement of each such Purchase a number of shares of Common Stock based on the Fundamental Change Early Settlement Rate, subject to adjustment in the same manner and at the same time as each Fixed Settlement Rate is adjusted pursuant to Section 5.01.
     “Effective Date” has the meaning set forth in Section 5.03(c).
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time, together with the rules and regulations promulgated thereunder.
     “expiration date” has the meaning set forth in Section 1.04(e).

     “Expiration Date” has the meaning set forth in Section 5.01(a)(v).
     “Expiration Time” has the meaning set forth in Section 5.01(a)(v).
     “Ex-Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance or distribution in question.
     “Fixed Settlement Rate” has the meaning set forth in Section 4.01.
     “Fundamental Change” shall be deemed to occur if any of the following occurs:
     (i) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Company’s common equity representing more than 50% of the voting power of the Common Stock; or
     (ii) consummation of any consolidation or merger of the Company or similar transaction or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the property and assets of the Company to any Person other than one of the Company’s Subsidiaries, in each case pursuant to which the Common Stock will be converted into cash, securities or other property;
provided, however, that a Fundamental Change shall not be deemed to have occurred if at least 90% of the consideration received by holders of the Common Stock in the transaction or transactions consists of shares of common stock or depositary receipts in respect of common stock that are traded on a U.S. national securities exchange or securities exchange in the European Economic Area or that will be so traded when issued or exchanged in connection with such transaction or transactions.
     “Fundamental Change Early Settlement Date” has the meaning set forth in Section 5.03(a).
     “Fundamental Change Early Settlement Rate” has the meaning set forth in Section 5.03(c).
     “Fundamental Change Early Settlement Right” has the meaning set forth in Section 5.03(a).
     “Global Note” has the meaning set forth in the Indenture.
     “Global Purchase Contract” means a Purchase Contract in global form that (i) shall evidence all of the Separate Purchase Contracts, (ii) shall be registered on the books and records of the Purchase Contract Agent in the name of the Depositary or its nominee and (iii) shall be held by the Purchase Contract Agent as custodian for the Depositary.

     “Global Securities” means the Global Unit, the Global Purchase Contracts and the Global Notes, as applicable.
     “Global Unit” means a Unit in global form that (i) shall be registered on the books and records of the Purchase Contract Agent in the name of the Depositary or its nominee and (ii) shall be held by the Purchase Contract Agent as custodian for the Depositary.
     “Holder” means, with respect to a Unit or Purchase Contract, the Person in whose name the Unit or Purchase Contract, as the case may be, is registered in the Security Register; provided, however, that in determining whether the Holders of the requisite number of Units or Purchase Contracts, as the case may be, have voted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Units or Purchase Contracts, as the case may be, remains in the form of one or more Global Securities and if the Depositary that is the registered holder of such Global Security has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Units or Purchase Contracts, as the case may be, are credited on the related record date, the term “Holder” shall mean such Depositary Participant acting at the direction of the Beneficial Owners.
     “Indenture” means the Junior Subordinated Indenture dated as of July 23, 2004, between the Company and the Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented by a First Supplemental Indenture, dated as of December 3, 2007 and a Seventh Supplemental Indenture dated as of December [___], 2009 pursuant to which the Amortizing Notes will be issued.
     “Issuer Order” or “Issuer Request” means a written order or request signed in the name of the Company by its Chairman of the Board, its President or one of its Vice Presidents, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Purchase Contract Agent.
     “Mandatory Settlement Date” means December 15, 2012.
     “Maximum Settlement Rate” has the meaning set forth under Section 4.01.
     “Minimum Settlement Rate” has the meaning set forth under Section 4.01.
     “Notice Date” has the meaning set forth in Section 5.05(b)(ii).
     “NYSE” means the New York Stock Exchange, Inc.
     “Officers’ Certificate” means a certificate signed by the Chairman of the Board, the President or one of the Vice Presidents, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Purchase Contract Agent.
     “open of business” means 9:00 a.m. (New York City time).

     “Opinion of Counsel” means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An opinion of counsel may rely on certificates as to matters of fact.
     “Outstanding Purchase Contracts” means, as of the date of determination, all Purchase Contracts theretofore authenticated, executed and delivered under this Agreement (including, for the avoidance of doubt, Purchase Contracts held as a component of Units and Separate Purchase Contracts), except:
     (i) Purchase Contracts theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and
     (ii) Purchase Contracts in exchange for or in lieu of which other Purchase Contracts have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Purchase Contract in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Purchase Contract is held by a protected purchaser in whose hands the Purchase Contracts are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite number of the Purchase Contracts have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Purchase Contracts owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Purchase Contracts, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Purchase Contracts that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded.
     “Participant” has the meaning set for in Section 2.03(a).
     “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.
     “Purchase Contract” means the contract obligating the Company to deliver shares of Common Stock on the terms and subject to the conditions set forth herein.
     “Purchase Contract Agent” means the Person named as the “Purchase Contract Agent” in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Purchase Contract Agent” shall mean such Person.

     “Purchase Contract Settlement Fund” has the meaning set forth in Section 4.03(a).
     “Purchased Shares” has the meaning set forth in Section 5.01(a)(v).
     “Record Date” means, for purposes of Section 5.01, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
     “Reference Price” has the meaning set forth in Section 4.01.
     “Reference Property” has the meaning set forth in Section 5.02.
     “Responsible Officer” means, with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent assigned by the Purchase Contract Agent to administer this Agreement.
     “Repurchase Date” has the meaning set forth in the Indenture.
     “Repurchase Price” has the meaning set forth in the Indenture.
     “Rights” has the meaning set forth in Section 5.01(d).
     “Securities Act” means the Securities Act of 1933, as amended, and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.
     “Security” means either a Purchase Contract or an Amortizing Note, as applicable.
     “Security Register” and “Security Registrar” have the respective meanings set forth in Section 3.05.
     “Separate Amortizing Note” has the meaning set forth in Section 2.03(a).
     “Separate Purchase Contract” has the meaning set forth in Section 2.03(a).
     “Settlement Rate” has the meaning set forth in Section 4.01.
     “Stated Amount” means $100.
     “Stock Price” has the meaning set forth in Section 5.03(c).

     “Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).
     “Tax Benefits Preservation Plan” means the Company’s Tax Benefits Preservation Plan, dated June 9, 2009, which the Company filed with the SEC in a Current Report on Form 8-K on June 10, 2009.
     “Threshold Appreciation Price” has the meaning set forth in Section 4.01.
     “Trading Day” means a day on which the Common Stock (i) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
     “Trustee” means The Bank of New York Mellon, as trustee under the Indenture, or any successor thereto.
     “Unit” means the collective rights of a Holder of a unit consisting of Purchase Contract and an Amortizing Note prior to separation pursuant Section 2.03 or subsequent to recreation pursuant to Section 2.04.
     “Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
     “VWAP” per share of any Capital Stock or similar equity interest on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on the relevant Bloomberg page in respect of the period from the scheduled open of trading on such Trading Day until the scheduled close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such Capital Stock or similar equity interest on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company).
     Section 1.02. Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.
     Every Officers’ Certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:
     (i) a statement that each individual signing such Officers’ Certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers’ Certificate or opinion are based;
     (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
     Section 1.03. Form of Documents Delivered to Purchase Contract Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     Section 1.04. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 8.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.
     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.
     (c) The ownership of Purchase Contracts shall be proved by the Security Registrar upon review of the Security Register.
     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Purchase Contract shall bind every future Holder of the same Purchase Contract and the Holder of such Purchase Contract issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Purchase Contract.
     (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Purchase Contracts entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Purchase Contracts. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Purchase Contracts on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Purchase Contracts, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable expiration date by Holders of the requisite number of Outstanding Purchase Contracts on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Purchase Contracts on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable expiration date to be given to the Purchase Contract Agent in writing and to each Holder of Purchase Contracts in the manner set forth in Section 1.06.

     With respect to any record date set pursuant to this Section, the Company may designate any date as the “expiration date” and from time to time may change the expiration date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new expiration date is given to the Purchase Contract Agent in writing, and to each Holder of Purchase Contracts in the manner set forth in Section 1.06, prior to or on the existing expiration date. If an expiration date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the expiration date with respect thereto, subject to its right to change the expiration date as provided in this paragraph. Notwithstanding the foregoing, no expiration date shall be later than the 180th day after the applicable record date.
     Section 1.05. Notices. Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others’ address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:
     If to the Purchase Contract Agent:
The Bank of New York Mellon
[Address]
[Address]
Fax: [•]
with a copy to:
[Address]
[Address]
[Fax: [•]]
Attention: [•]
     If to the Company:
Citigroup Inc.
[Address]
[Address]
Telecopier No.: [•]
Attention: [•]
with a copy to:
Citigroup Inc.
[Address]
[Address]

Telecopier No.: [•]
Attention: [•]
     Section 1.06. Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the written approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.
     Section 1.07. Effect of Headings and Table of Contents. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.
     Section 1.08. Successors and Assigns. All covenants and agreements in this Agreement by the Company and the Purchase Contract Agent shall bind their respective successors and assigns, whether so expressed or not.
     Section 1.09. Separability Clause. In case any provision in this Agreement or in the Purchase Contracts shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.
     Section 1.10. Benefits of Agreement. Nothing contained in this Agreement or in the Purchase Contracts, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Purchase Contracts by their acceptance of delivery of such Purchase Contracts.
     Section 1.11. Governing Law. This Agreement, the Units and the Purchase Contracts, and any claim, controversy or dispute arising under or related to this Agreement, the Units or the Purchase Contracts, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

     Section 1.12. Judicial Proceedings. (a) Each of the Company and the Purchase Contract Agent expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Contracts. To the fullest extent it may effectively do so under applicable law, each of the Company and the Purchase Contract Agent irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) Each of the Company and the Purchase Contract Agent agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 1.12(a) brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal, and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.
     (c) Nothing in this Section 1.12 shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     Section 1.13. Legal Holidays. In any case where any Mandatory Settlement Date, Early Settlement Date, Early Mandatory Settlement Date or Fundamental Change Early Settlement Date shall not be a Business Day, notwithstanding any other provision of this Agreement or the Purchase Contracts, mandatory settlement of the Purchase Contracts, Early Settlement, Early Mandatory Settlement at the Company’s Election or Early Settlement Upon A Fundamental Change shall not be effected on such date, but instead shall be effected on the next succeeding Business Day with the same force and effect as if made on such Mandatory Settlement Date, Early Settlement Date, Early Mandatory Settlement Date or, Fundamental Change Early Settlement Date, as applicable, and no interest or other amounts shall accrue or be payable by the Company or to any Holder in respect of such delay, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Mandatory Settlement Date, Early Settlement Date, Early Mandatory Settlement Date or Fundamental Change Early Settlement Date, as applicable.
     Section 1.14. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     Section 1.15. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.
ARTICLE 2
Unit and Purchase Contract Forms
     Section 2.01. Forms of Units and Purchase Contracts Generally. The Units and Purchase Contracts shall be in substantially the forms set forth in Exhibit A and Exhibit B hereto, respectively, which shall be incorporated in and made a part of this Purchase Contract Agreement, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units or Purchase Contracts, as the case may be, are (or may in the future be) listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Units and Purchase Contracts, as the case may be, as evidenced by their execution thereof.
     The Units and Purchase Contracts shall be issuable only in registered form and only in denominations of a single Unit or Purchase Contract, as the case may be, and any integral multiple thereof.
     Definitive Securities shall be printed, lithographed or engraved with steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Units or Purchase Contracts, as the case may be, evidenced by such Definitive Securities, consistent with the provisions of this Agreement, as evidenced by their execution thereof.
     Every Global Security authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:
     “THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
     Section 2.02. Form of Purchase Contract Agent’s Certificate of Authentication. The form of the Purchase Contract Agent’s certificate of authentication of the Units and Purchase Contracts shall be in substantially the form set forth in the form of Unit or form of Purchase Contract, respectively, attached hereto.
     Section 2.03. Separation of Units. (a) On any Business Day during the period beginning on, and including, the Business Day immediately succeeding the date of this Agreement to, but excluding, the third Business Day immediately preceding the Mandatory Settlement Date, a Holder or Beneficial Owner of a Unit may separate such Unit into its constituent Purchase Contract and Amortizing Note (each such separated Purchase Contract and separated Amortizing Note, a “Separate Purchase Contract” and “Separate Amortizing Note,” respectively), which will thereafter trade under their respective CUSIP numbers [______] and [______], and that Unit will cease to exist. Beneficial interests in a Unit, and after separation, the Separate Purchase Contract and Separate Amortizing Note, will be shown on and transfers will be effected through direct or indirect participants in DTC. In order to separate a Unit into its component parts, a Beneficial Owner must deliver written instruction to the broker or other direct or indirect participant (the “Participant”) through which it holds an interest in such Unit to notify DTC through DTC’s Deposit/Withdrawal at Custodian System (the “DWAC System”) of such Beneficial Owner’s election to separate such Unit, unless such Unit is in the form of a Definitive Security, in which case the Holder thereof must deliver to the Purchase Contract Agent such Unit, together with a separation notice, in the form set forth in Attachment 1 to the form of Unit attached hereto as Exhibit A. Upon the receipt of such separation notice, the Company shall promptly cause delivery, in accordance with the delivery instructions set forth in such separation notice, one Separate Purchase Contract and one Amortizing Note for each such Unit. In either case, Separate Purchase Contracts and Separate Amortizing Notes will be transferable independently from each other.
     (b) Holders which elect to separate the Amortizing Note and related Purchase Contract in accordance with this Section 2.03 shall be responsible for any fees or expenses payable in connection with such separation, and the Company shall not be responsible for any such fees or expenses.
     Section 2.04. Recreation of Units. (a) On any Business Day during the period beginning on, and including, the Business Day immediately succeeding the date of this Agreement to, but excluding, the third Business Day immediately preceding the Mandatory Settlement Date, a Holder or Beneficial Owner of a Separate Purchase Contract and Separate Amortizing Note may recreate a Unit (which will thereafter trade under the CUSIP number [______] for the Units), and each such Separate Purchase Contract and Separate Amortizing Note will cease to exist. Beneficial interests in a Separate Purchase Contract and Separate Amortizing Note, and after recreation, the Unit, will be shown on and transfers will be effected through direct or indirect participants in DTC. In order to recreate a Separate Purchase Contract and Separate Amortizing Note into a Unit, a Beneficial Owner must deliver written instruction to the broker or other direct or indirect participant (the “Participant”) through which it holds an interest in such Separate Purchase Contract and Separate Amortizing Note and to notify DTC through DTC’s Deposit/Withdrawal at Custodian System (the “DWAC System”) of such Beneficial Owner’s election to recreate a Unit, unless such Separate Purchase Contract and Separate Amortizing Note are in the form of Definitive Securities, in which case the Holder thereof must deliver to the Purchase Contract Agent such Definitive Securities, together with a recreation notice, in the form set forth in Attachment 2 to the form of Unit attached hereto as Exhibit A. Upon the receipt of such recreation notice, the Company shall promptly cause delivery, in accordance with the delivery instructions set forth in such recreation notice, one Unit for such Definitive Securities.
     (b) Holders that recreate Units in accordance with this Section 2.04 shall be responsible for any fees or expenses payable in connection with such recreation, and the Company shall not be responsible for any such fees or expenses.
ARTICLE 3
The Units and Purchase Contracts
     Section 3.01. Amount and Denominations. The aggregate number of Units and the aggregate number of Purchase Contracts evidenced by Securities authenticated, executed on behalf of the Holders and delivered hereunder is limited in each case to [                    ], except for Units and Purchase Contracts authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Units and Purchase Contracts pursuant to Section 3.04, 3.05, 3.10 or 9.05.
     Section 3.02. Rights and Obligations Evidenced by the Securities. Each Security shall evidence the number of Units or Purchase Contracts, as the case may be, specified therein, with each such Unit and each such Purchase Contract representing the rights and obligations of the Holder thereof and the Company under one Unit and one Purchase Contract, respectively.
     Prior to the delivery of shares of Common Stock under each Purchase Contract (whether such Purchase Contract is held as a component of a Unit or as a Separate Purchase Contract), such Purchase Contract shall not entitle the Holder thereof to any of the rights of a holder of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors for any other matter, or any other rights whatsoever as a shareholder of the Company.

     Section 3.03. Execution, Authentication, Delivery and Dating. Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Securities executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with the Issuer Order for authentication of such Securities, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Securities.
     The Securities shall be executed on behalf of the Company by any authorized officer of the Company. The signature of any such officer on the Securities may be manual or facsimile.
     Securities bearing the manual or facsimile signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     Each Security shall be dated the date of its authentication.
     No Security shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
     Section 3.04. Temporary Securities. Pending the preparation of Definitive Securities, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such Definitive Securities, temporary Securities that are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units or Purchase Contracts, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of the Securities.
     If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the Corporate Trust Office, at the expense of the Company and without charge to the Holder or the Purchase Contract Agent. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more Definitive Securities of like tenor and denominations and evidencing a like number of Units or Purchase Contracts, as the case may be, as the temporary Security or Securities so surrendered. Until so exchanged, the temporary Securities shall in all respects evidence the same benefits and the same obligations with respect to the Units or Purchase Contracts, as the case may be, evidenced thereby as Definitive Securities.
     Section 3.05. Registration; Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office a register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Purchase Contract Agent is hereby initially appointed Security Registrar (the “Security Registrar”) for the purpose of registration of Securities and transfers of Securities as provided herein. The Security Registrar shall record separately the registration and transfer of the Securities evidencing Units and Purchase Contracts.
     Upon surrender for registration of transfer of any Security at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of like tenor, and evidencing a like number of Units or Purchase Contracts, as the case may be.
     At the option of the Holder, Securities may be exchanged for other Securities, of any authorized denominations and evidencing a like number of Units or Purchase Contracts, as the case may be, upon surrender of the Securities to be exchanged at the Corporate Trust Office. Whenever any Securities are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Securities which the Holder making the exchange is entitled to receive.
     All Securities issued upon any registration of transfer or exchange of a Security shall evidence the ownership of the same number of Units or Purchase Contracts, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Units or Purchase Contracts, as the case may be, evidenced by the Security surrendered upon such registration of transfer or exchange.
     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed by the Holder thereof, or its attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of a Security, but the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than any exchanges pursuant to Section 3.06 and Section 9.05 not involving any transfer.

     Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder or deliver any Security in exchange for any other Security presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest of the Mandatory Settlement Date, any Early Settlement Date with respect to an Early Settlement for such Security or any Early Mandatory Settlement Date with respect to an Early Mandatory Settlement at the Company’s Election or any Fundamental Change Early Settlement Date with respect to an Early Settlement Upon A Fundamental Change for such Security. In lieu of delivery of a new Security, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall, if the Mandatory Settlement Date, any Early Settlement Date with respect to an Early Settlement for such Security or any Early Mandatory Settlement Date with respect to an Early Settlement at the Company’s Election has occurred, deliver the shares of Common Stock deliverable in respect of the Purchase Contracts evidenced by such other Security (together, where applicable, with the Separate Amortizing Note, in the case of a Security that is a Unit).
     Section 3.06. Book-Entry Interests. The Securities, on original issuance, will be issued in the form of one or more fully registered Global Securities, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Securities shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of DTC, and no Beneficial Owner will receive a Definitive Security representing such Beneficial Owner’s interest in such Global Security, except as provided in Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company in writing. Unless and until definitive, fully registered Securities have been issued to Beneficial Owners pursuant to Section 3.09:
     (i) the provisions of this Section 3.09 shall be in full force and effect;
     (ii) except as contemplated in the definition of “Holders” in Section 1.01(d), the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Purchase Contracts and the sole holder of the Global Securities and shall have no obligation to the Beneficial Owners;
     (iii) to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and
     (iv) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants.
     Section 3.07. Notices to Holders. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company’s agent shall give such notices and communications to the Holders and, with respect to any Units or Purchase Contracts registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company’s agent shall, except as set forth herein, have no obligations to the Beneficial Owners.
     Section 3.08. Appointment of Successor Depositary. If the Depositary elects to discontinue its services as securities depositary with respect to the Units or Purchase Contracts, the Company may, in its sole discretion, appoint a successor Depositary with respect to such Units or such Purchase Contracts, as the case may be.
     Section 3.09. Definitive Securities.
     If:
     (i) the Depositary in no longer a Clearing Agency or elects to discontinue its services as securities depositary with respect to the Units or Purchase Contracts and a successor Depositary is not appointed within 90 days after such discontinuance pursuant to Section 3.08;
     (ii) an Event of Default occurs and is continuing; or
     (iii) the Company elects, in its sole discretion, to terminate the book-entry system for the Units or Purchase Contracts, then (x) Definitive Securities shall be prepared by the Company with respect to such Units or Purchase Contracts, as the case may be, and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Securities representing the Units or Purchase Contracts, as the case may be, by the Depositary, accompanied by registration instructions, the Company shall cause Definitive Securities to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Each Definitive Security so delivered shall evidence Units or Purchase Contracts, as the case may be, of the same kind and tenor as the Global Security so surrendered in respect thereof.
     Section 3.10. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Security, evidencing the same number of Units or Purchase Contracts, as the case may be, and bearing a Security number not contemporaneously outstanding.
     If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be reasonable required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Security has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Security, a new Security, evidencing the same number of Units or Purchase Contracts, as the case may be, and bearing a Security number not contemporaneously outstanding.
     Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Security on or after the Business Day immediately preceding the earliest of the Mandatory Settlement Date, any Early Settlement Date with respect to an Early Settlement for such Security or any Early Mandatory Settlement Date with respect to an Early Mandatory Settlement at the Company’s Election for such Security. In lieu of delivery of a new Security, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall if the Mandatory Settlement Date, any Early Settlement Date with respect to an Early Settlement or any Early Mandatory Settlement Date with respect to an Early Mandatory Settlement at the Company’s Election has occurred, deliver the shares of Common Stock deliverable in respect of the Purchase Contracts evidenced by such other Security (together, where applicable, with the Separate Amortizing Note, in the case of a Security that is a Unit).
     Upon the issuance of any new Security under this Section 3.10, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.
     Every new Security issued pursuant to this Section 3.10 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit or Purchase Contract, as the case may be, evidenced thereby, whether or not the destroyed, lost or stolen Security shall be found at any time. Such new Security (and the Units or Purchase Contracts, as applicable, evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Securities delivered hereunder.
     The provisions of this Section 3.10 are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
     Section 3.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Security is registered as the owner of the Unit or Purchase Contract, as the case may be, evidenced thereby, for the purpose of performance of the Units or Purchase Contracts, as applicable, evidenced by such Securities and for all other purposes whatsoever, and neither the Company nor the Purchase

Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.
     Notwithstanding the foregoing, with respect to any Global Security, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Securities.
     Section 3.12. Cancellation. All Securities surrendered for separation (in the case of Security that is a Unit) or settlement (in the case of a Security that is a Unit or Purchase Contract) on or after the Mandatory Settlement Date, any Early Settlement Date with respect to an Early Settlement or any Early Mandatory Settlement Date with respect to an Early Mandatory Settlement at the Company’s Election or upon the registration of transfer or exchange of a Purchase Contract shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, be promptly cancelled by it. In the case of a Unit or Units surrendered for settlement, the Company and the Trustee shall promptly authenticate and deliver in accordance with the terms of the Indenture to the Holder thereof a number of Separate Amortizing Notes equal to the number of Units so surrendered. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Securities previously authenticated, executed and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall, upon an Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Securities shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Securities held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.
     If the Company or any Affiliate of the Company shall acquire any Security, such acquisition shall not operate as a cancellation of such Security unless and until such Security is delivered to the Purchase Contract Agent cancelled or for cancellation.
ARTICLE 4
Settlement Of The Purchase Contracts
     Section 4.01. Settlement Rate. Each Purchase Contract shall obligate the Company to deliver, on the Mandatory Settlement Date, a number of shares of Common Stock (subject to Section 4.04 and Article 5) equal to the Settlement Rate unless, prior to or on the Mandatory Settlement Date, there shall have occurred an Early Settlement or Early Mandatory Settlement Event with respect to such Purchase Contract.
     The “Settlement Rate” is equal to:

     (i) if the Applicable Market Value (as defined below) is equal to or greater than $[_.___] (the “Threshold Appreciation Price”), [___] shares of Common Stock for each Purchase Contract (the “Minimum Settlement Rate”);
     (ii) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $[_.___] (the “Reference Price”), a number of shares of [___] Common Stock for each Purchase Contract equal to the Stated Amount, divided by the Applicable Market Value; and
     (iii) if the Applicable Market Value is less than or equal to the Reference Price, [___] shares of Common Stock for each Purchase Contract (the “Maximum Settlement Rate”), provided that the Maximum Settlement Rate, the Minimum Settlement Rate (each, a “Fixed Settlement Rate”) and the Applicable Market Value shall be subject to adjustment as provided in Article 5 and rounded upward or downward to the nearest 1/10,000th of a share (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share).
     Section 4.02. Representations and Agreements of Holders. Each Holder of a Purchase Contract by its acceptance thereof:
     (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement on its behalf as its attorney-in-fact;
     (ii) consents to the provisions hereof;
     (iii) represents that its acquisition of the Purchase Contracts and its holding of the same satisfy the applicable fiduciary requirements of ERISA, if any, and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or that such acquisition otherwise will not result in a nonexempt prohibited transaction;
     (iv) agrees that it will treat each Purchase Contract in its entirety as a forward contract for the delivery of the Common Stock, or other Reference Property, on the Mandatory Settlement Date (or on any Fundamental Change Early Settlement Date, Early Settlement Date, or Early Mandatory Settlement Date), under the terms of which contract, at settlement, the Company will deliver to the Holders the number of shares of Common Stock that such Holder is entitled to receive at that time pursuant to the terms of the Purchase Contracts; and
     (v) agrees to be bound by the terms and provisions thereof.
     Section 4.03. Delivery Upon Settlement of the Purchase Contracts.
     (a) Unless an Early Settlement Upon A Fundamental Change, Early Settlement or Early Mandatory Settlement at the Company’s Election shall have occurred, on the Mandatory

Settlement Date, the Company shall issue and deliver to the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Purchase Contracts, the aggregate number of shares of Common Stock to which such Holders are entitled hereunder, registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution have occurred after the due date for the delivery of the Common Shares to the Purchase Contract Agent, the “Purchase Contract Settlement Fund”).
     (b) Upon book-entry transfer of the Units or Separate Purchase Contracts or delivery of a Unit or Purchase Contract to the Purchase Contract Agent with duly completed transfer instructions, the Purchase Contract Agent shall transfer the shares of Common Stock underlying such Purchase Contracts, together with (i) cash in lieu of fractional shares as provided in Section 4.04, (ii) the Separate Amortizing Note (in the case of the transfer of Units) and (iii) any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions.
     Such shares shall be registered in the name of the Holder or the Holder’s designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock deliverable in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Security evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Security evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.
     In the event a Holder of Purchase Contracts fails to effect such transfer or delivery, the shares of Common Stock underlying such Purchase Contracts, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:
     (i) the surrender of the Purchase Contracts or receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Purchase Contracts have been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and
     (ii) the expiration of the time period specified in the abandoned property laws of the relevant jurisdiction.
     Section 4.04. No Fractional Shares. No fractional shares or scrip certificates representing fractional shares of Common Stock shall be issued or delivered to Holders upon settlement of the Purchase Contracts. In lieu of any fractional shares of Common Stock that would otherwise be issuable upon settlement of any Purchase Contracts, a Holder of a Security shall be entitled to receive an amount in cash equal to the fraction of a share of Common Stock, calculated on an aggregate basis in respect of the Purchase Contracts being settled, multiplied by the last reported sale price of the Common Stock on the Trading Day immediately preceding the Mandatory Settlement Date, Early Settlement Date, Fundamental Change Early Settlement Date or Early Mandatory Settlement Date, as the case may be. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 4.04 in a timely manner.
     Section 4.05. Charges and Taxes. The Company will pay all stock transfer and similar taxes attributable to the delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes that may be payable in respect of any registration of a share of Common Stock in a name other than that of the registered Holder of a Security surrendered in respect of the Units or Purchase Contracts, as the case may be, evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to deliver such share certificates unless or until the Person or Persons requesting the transfer or registration thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
ARTICLE 5
Adjustments
     Section 5.01. Adjustments to the Fixed Settlement Rates. (a) Each Fixed Settlement Rate shall be adjusted, from time to time and without duplication, by the Company as described in this Section 5.01 upon the occurrence of any of the following events:
     (i) the issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event each Fixed Settlement Rate will be adjusted based on the following formula:
     SR1 = SR0 x (OS1 ÷ OS0)
     where,
SR0	=	the Fixed Settlement Rate in effect at the close of business on the Record Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event
     (ii) the issuance to all holders of Common Stock of rights or warrants entitling them for a period expiring 60 days or less from the date of issuance of such rights or warrants to purchase shares of Common Stock at less than the Current Market Price of Common Stock as of the Record Date, in which event each Fixed Settlement Rate will be adjusted based on the following formula:
     SR1 = SR0 x (OS0 + X) ÷ (OS0 + Y)
     where,
SR0	=	the Fixed Settlement Rate in effect at the close of business on the Record Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights

Y	=	the aggregate price payable to exercise such rights, divided by the average of the daily VWAP of Common Stock over each of the 10 consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights
However, each Fixed Settlement Rate will be readjusted to the extent that any such rights or warrants are not exercised prior to their expiration.
     (iii) the dividend or other distribution to all holders of the Common Stock of shares of Capital Stock of the Company (other than Common Stock), evidences of the Company’s indebtedness, the Company’s assets or rights to acquire Capital Stock, indebtedness or assets of the Company (excluding any dividend, distribution or issuance as to which an adjustment was made pursuant to clauses (i) or (ii) above or (iv) below or the provisions of this clause (iii) relating to spin-offs), in which event each Fixed Settlement Rate will be adjusted based on the following formula:
     SR1 = SR0 x SP0 ÷ (SP0 - FMV)
     where,
SR0	=	the Fixed Settlement Rate in effect at the close of business on the Record Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Record Date

SP0	=	the Current Market Price as of the Record Date

FMV	=	the fair market value (as determined by the Board of Directors), on the Record Date, of the shares of Capital Stock of the Company, evidences of indebtedness, assets or rights so distributed, expressed as an amount per share of Common Stock

However, if the transaction that gives rise to an adjustment pursuant to this clause (iii) is one pursuant to which the payment of a dividend or other distribution on the Common Stock consists of shares of Capital Stock of, or similar equity interests in, a subsidiary or other business unit of the Company, (i.e., a spin-off) that are, or, when issued, will be, traded on a U.S. securities exchange, then each Fixed Settlement Rate will instead be adjusted based on the following formula:
     SR1 = SR0 x (FMV0 + MP0) ÷ MP0
     where,
SR0	=	the Fixed Settlement Rate in effect at the close of business on the Record Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Record Date

FMV0	=	the average of the VWAP of the Capital Stock of the Company or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which such Capital Stock or similar equity interests are then listed or quoted

MP0	=	the average Daily VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which Common Stock is then listed or quoted
     (iv) the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash that is distributed as part of a distribution referred to in clause (iii) above and (b) any consideration payable in connection with a tender or exchange offer made by the Company or any of its Subsidiaries referred to in clause (v) below, in which event, each Fixed Settlement Rate will be adjusted based on the following formula:
     SR1= SR0 x SP0 ÷ (SP0 – C)
     where,
SR0	=	the Fixed Settlement rate in effect at the close of business on the Record Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Record Date

SP0	=	the Current Market Price as of the Record Date

C	=	the amount in cash per share the Company distributes to holders of Common Stock

     (v) the Company or one or more of its Subsidiaries makes purchases of Common Stock pursuant to a tender offer or exchange offer by the Company or one of its Subsidiaries for Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the Daily VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), in which event each Fixed Settlement Rate will be adjusted based on the following formula:
     SR1 = SR0 x (FMV + (SP1 x OS1)) ÷ (SP1 x OS0)
     where,
SR0	=	the Fixed Settlement Rate in effect at the close of business on the Expiration Date

SR1	=	the Fixed Settlement Rate in effect immediately after the Expiration Date

FMV	=	the fair market value, on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Shares”)

OS1	=	the number of shares of Common Stock outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Time”) less any Purchased Shares

OS0	=	the number of shares of Common Stock outstanding at the Expiration Time, including any purchased shares

SP1	=	the average Daily VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing with the Trading Day immediately after the Expiration Date;
     (b) Except as stated in subsection (a) above or as otherwise agreed, the Fixed Settlement Rates shall not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing or for the repurchase of Common Stock. In addition, there shall be no adjustment to the Fixed Settlement Rates in case of the issuance of any shares of Common Stock in a Business Combination as provided in Section 5.02.
     (c) To the extent that the Company has a rights plan in effect upon settlement of a Purchase Contract, the Holder of such Purchase Contract will receive, in addition to Common Stock, the rights under the rights plan, unless, prior to the settlement of such Purchase Contract, the rights have separated from the Common Stock, in which case each Fixed Settlement Rate shall be adjusted at the time of separation as if the Company made a distribution to all holders of the Common Stock as described in Section 5.01(a)(iii).

     (d) Any Fixed Settlement Rate adjustments described in subsection (a) above that are attributable to an exercise or exchange of Rights shall not apply to adjust any such Fixed Settlement Rate of any Units or Purchase Contracts that are directly or indirectly owned by an Acquiring Person. For this purpose, the terms “Rights” and “Acquiring Person” have the meanings assigned to such terms in the Tax Benefits Preservation Plan.
     (e) The Company may, but shall not be required to, make such increases in each Fixed Settlement Rate as the Company deems advisable. The Company may only make such a discretionary adjustment if the Company makes the same proportionate adjustment to each Fixed Settlement Rate. No adjustment in either Fixed Settlement Rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such minor adjustments that are not required to be made will be carried forward and taken into account in any subsequent adjustment, and provided further that any such adjustment of less than one percent that has not been made shall be made (x) upon the end of the Company’s fiscal year commencing with the 2010 fiscal year and (y) upon the Mandatory Settlement Date or any earlier Fundamental Change Early Settlement Date, Early Settlement Date, or Early Mandatory Settlement Date.
     (f) Adjustments to each Fixed Settlement Rate shall be calculated to the nearest 1/10,000th of a share.
     (g) Whenever the Fixed Settlement Rates are adjusted, the Company must deliver to the Purchase Contract Agent an Officers’ Certificate setting forth each Fixed Settlement Rate, detailing the calculation of each Fixed Settlement Rate and describing the facts upon which the adjustment is based. In addition, the Company must notify the holders of Units and Separate Purchase Contracts of the adjustment within 10 Business Days of any event requiring such adjustment and describe in reasonable detail the method by which each Fixed Settlement Rate was adjusted; such notification may be made by a press release (notwithstanding Section 1.06). The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Purchase Contracts to determine whether any facts exist that may require any adjustment of any Fixed Settlement Rate or Reference Property, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or other Reference Property, which may at the time be delivered with respect to any Purchase Contract, and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to transfer or deliver any shares of Common Stock or other Reference Property pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 5. All calculations and determinations pursuant to this Article 5 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.
     (h) If the Company takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter but before the distribution to stockholders thereof, the Company legally abandons its plan to pay or deliver the dividend or distribution, then no adjustment in any Fixed Settlement Rate then in effect shall be required by reason of the taking of that record.
     (i) Each adjustment to each Fixed Settlement Rate shall result in a corresponding adjustment to the Early Settlement Rate. Each adjustment to each Fixed Settlement Rate will also result in an adjustment to the Applicable Market Value solely to determine which of the three clauses in the definition of Settlement Rate will be applicable on the Mandatory Settlement Date. In addition, if any adjustment to the Settlement Rate becomes effective, or any Ex-Date or Record Date for any issuance, dividend or distribution (relating to a required Fixed Settlement Rate adjustment) occurs, during the period beginning on, and including, (i) the open of business on a first Trading Day of the 20 Trading Day period during which the Applicable Market Value is calculated or (ii) in the case of an Early Settlement or an Early Settlement Upon A Fundamental Change, the relevant Early Settlement Date or Fundamental Change Early Settlement Date and, in each case, ending on, and including, the date on which the Company delivers shares of its Common Stock under the related Purchase Contract, the Company will make appropriate adjustments to the Fixed Settlement Rates and/or the number of shares of its Common Stock deliverable upon settlement of the Purchase Contract, in each case, consistent with the provisions of this Section 5.01.
     (j) The Board of Directors shall have the power to resolve any ambiguity or, subject to applicable law, correct any error in this Article 5, and its action in so doing shall be final and conclusive.
     (k) For purposes of Section 5.01 and Section 5.02, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
     Section 5.02. Business Combinations. In the event of:
     (a) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation),
     (b) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety,
     (c) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or any binding share exchange which reclassifies or changes its outstanding Common Stock or
     (d) any liquidation, dissolution or winding up of the Company (any such event described in clause (a) through (d) above, a “Business Combination”),

then, at and after the effective time of the Business Combination, (i) each Purchase Contract then outstanding shall become a Purchase Contract to purchase the kind and amount of securities, cash or property receivable upon any such Business Combination by the holder of one share of Common Stock, multiplied by the applicable Settlement Rate (the “Reference Property” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) and (ii) the Applicable Market Value of the Common Stock shall be calculated based on the value of a unit of Reference Property that a holder of the Common Stock would have received in such transaction, as follows (x) with respect to any publicly traded securities that comprise all or part of the Reference Property, based on the VWAP of such securities, (y) in the case of any cash that comprises all or part of the Reference Property, based on the amount of such cash and (C) in the case of any other property that comprises all or part of the Reference Property, based on the value of such property, as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose. In the event holders of the Common Stock have the opportunity to elect the form of consideration to be received in such Business Combination, the Reference Property shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of the Common Stock that affirmatively make an election. In the event of a Business Combination where the Company is not the successor Person, such Person formed by such Business Combination shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Purchase Contract shall have the rights provided by this Section 5.02. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such Business Combination, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 5.01 (with respect to any Reference Property consisting of publicly traded securities) and this Section 5.02. The above provisions of this Section 5.02 shall similarly apply to successive Business Combinations. The Company shall notify Holders of the composition of the Reference Property as soon as practicable after such determination is made. The Company shall not become a party to any Business Combination unless its terms are consistent with this Section 5.02.
     Section 5.03. Early Settlement Upon A Fundamental Change. (a) If a Fundamental Change occurs and a Holder elects to settle its Purchase Contracts in connection with such Fundamental Change, such Holder shall receive a number of shares of Common Stock based on the Fundamental Change Early Settlement Rate (the “Fundamental Change Early Settlement Right”). An Early Settlement shall be deemed for these purposes to be “in connection with” such Fundamental Change if the Holder delivers an Early Settlement Notice to the Purchase Contract Agent, and otherwise satisfies the requirements for effecting Early Settlement of its Purchase Contracts, during the period beginning on, and including, the Effective Date of the Fundamental Change and ending on, and including, the 30th Business Day thereafter (“the Fundamental Change Early Settlement Date”).
     (b) The Company shall provide the Purchase Contract Agent and the Holders of Units and Purchase Contracts with a notice of a Fundamental Change within five Business Days after its occurrence, issue a press release announcing the Effective Date and post such press release on its website. The notice shall set forth, among other things, (i) the applicable Fundamental Change

Early Settlement Rate, (ii) the kind and amount of the cash, securities and other consideration receivable by the Holder upon settlement and (iii) the deadline by which each Holder’s Fundamental Change Early Settlement Right must be exercised.
     (c) The “Fundamental Change Early Settlement Rate” shall be determined by reference to the table below, based on the date on which the Fundamental Change occurs or becomes effective (the “Effective Date”) and the stock price (the “Stock Price”) in the Fundamental Change, which shall be:
     (i) in the case of a Fundamental Change in which Holders of shares of Common Stock receive only cash in the Fundamental Change, the Stock Price shall be the cash amount paid per share of Common Stock; and
     (ii) in all other cases, the Stock Price shall be the average of the daily VWAP of the Common Stock on the 10 Trading Days immediately prior to but not including the Effective Date.
     (d) The Stock Prices set forth in the first column of the table below shall be adjusted as of any date on which any Fixed Settlement Rate is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Fixed Settlement Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Fixed Settlement Rate as so adjusted. The number of shares in the table below shall be adjusted in the same manner as the Fixed Settlement Rates as set forth in Section 5.01.
     (e) The following table sets forth the Fundamental Change Early Settlement Rate per Purchase Contract for each Stock Price and Effective Date set forth below:

Effective date
Stock price	December [__], 2009	December 15, 2010	December 15, 2011	December 15, 2012

$
$
$
$
$
$
$
$
$
$
$
$
     The exact Stock Prices and Effective Dates may not be set forth in the table above, in which case:

(i)	if the Stock Price is between two Stock Prices in the table or the Effective Date is between two Effective Dates in the table, the Fundamental Change Early Settlement Rate shall be determined by a straight-line interpolation between the number of shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year;

(ii)	if the Stock Price is greater than $[___.___] per share (subject to adjustment in the same manner as the Stock Prices set forth in the table above), the Fundamental Change Early Settlement Rate shall be the Minimum Settlement Rate; or

(iii)	if the Stock Price is less than $[___.___] per share (subject to adjustment in the same manner as the Stock Prices set forth in the table above), the “Minimum Stock Price,” the Fundamental Change Early Settlement Rate shall be determined as if the Stock Price equaled the Minimum Stock Price, and using straight line interpolation, as described in Clause (i) of this Section 5.04, if the Effective Date is between two dates in the table.
The maximum number of shares of Common Stock deliverable under a Purchase Contract is [___], subject to adjustment in the same manner as the Fixed Settlement rates as set forth under Section 5.01.
     (f) If a Holder exercises its Fundamental Change Early Settlement Right following the Effective Date of a Fundamental Change in accordance with the provisions of this Section 5.04, the Company shall deliver to such Holder on the third Business Day following the Fundamental Change Early Settlement Date the Reference Property that such Holder would have been entitled to receive in such Fundamental Change as a holder of a number of shares of Common Stock equal to the Fundamental Change Settlement Rate for each Purchase Contract being settled early.
     (g) If a Holder does not elect to exercise the Fundamental Change Early Settlement Right, such Holder’s Purchase Contracts shall remain outstanding and shall be subject to normal settlement on any subsequent Early Settlement Date or the Mandatory Settlement Date, including, if applicable, the provisions set forth in Section 5.02 regarding the occurrence of a Business Combination.
     Section 5.04. Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.04, on any Trading Day prior to the close of business on the third Business Day immediately preceding the Mandatory Settlement Date, a Holder may elect to settle its Purchase Contracts early, in whole or in part (“Early Settlement”).
     (b) A Holder’s right to receive Common Stock upon Early Settlement of any of its Purchase Contracts is subject to the following conditions:
     (i) delivery of a written and signed notice of election (an “Early Settlement Notice”) to the Purchase Contract Agent electing Early Settlement of such Purchase Contract;

     (ii) surrendering the Definitive Purchase Contract, if such Purchase Contract or the Unit that includes such Purchase Contract is in the form of a Definitive Security, to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed, or if such Security is represented by a Global Security, compliance with the applicable procedures of the Depositary; and
     (iii) payment by such Holder of any transfer or similar taxes payable in connection with the issuance of Common Stock to any Person other than such Holder pursuant to subsection (c) below.
If a Holder complies with the requirements set forth in clauses (i) through (iii) above earlier than the close of business on any Business Day, then that Business Day shall be considered the “Early Settlement Date.” If a Holder complies with the requirements set forth in clauses (i) through (iii) above on any Business Day or at any time on a day that is not a Business Day, then the next Business Day shall be considered the “Early Settlement Date.”
     (c) Upon surrender of such Purchase Contracts or the related Units, the Company shall cause a number of shares of Common Stock, calculated in accordance with subsection (a) above, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Security evidencing the related Purchase Contracts deliver to the Holder (or such other person specified on such Security), to be issued and delivered, together with payment in lieu of any fraction of a share as provided in Section 4.04, as promptly as practicable, but no later than the third Business Day following the Early Settlement Date. Such shares shall be registered in the name of the Holder or the Holder’s designee as specified on the applicable form of Election to Settle Early provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock deliverable in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Security evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.
     (d) In the event that Early Settlement is effected with respect to Purchase Contracts that are a component of Units, upon such Early Settlement the Company shall execute and the Trustee shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Security evidencing a number of Separate Amortizing Notes equal to the number of Purchase Contracts as to which Early Settlement was not effected.
     (e) In the event that Early Settlement is effected with respect to Purchase Contracts represented by less than all the Purchase Contracts evidenced by a Security, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Security evidencing the Purchase Contracts as to which Early Settlement was not effected.

     Section 5.05. Early Mandatory Settlement at the Company’s Election. (a) The Company has the right to settle the Purchase Contracts early, in whole but not in part (the “Early Mandatory Settlement Right”), in whole but not in part, on a date fixed by it (the “Early Mandatory Settlement Date”) at the Early Mandatory Settlement Rate.
     (b) If the Company elects to exercise its Early Mandatory Settlement Right, the Company will provide the Purchase Contract Agent and the Holders of Units, separate Purchase Contracts and separate Amortizing Notes with a notice of its election (the “Early Mandatory Settlement Notice”), issue a press release announcing its election and post such press release on its website. The Early Mandatory Settlement Notice shall specify, among other things:
     (i) the Early Mandatory Settlement Rate;
     (ii) the Early Mandatory Settlement Date, which will be at least 5 but not more than 30 Business Days following the date of the Company’s notice (the “Notice Date”);
     (iii) whether Holders of Units and Separate Amortizing Notes will have the right to require the Company to repurchase their Amortizing Notes that are a component of the Units or their Separate Amortizing Notes, as the case may be;
     (iv) if applicable, the Repurchase Price and Repurchase Date (each as defined in the Indenture);
     (v) if applicable, the last date on which Holders may exercise their Repurchase Right (as defined in the Indenture); and
     (vi) if applicable, the procedures that Holders must following to require the Company to repurchase their Amortizing Notes (in accordance with the Indenture).
     The Company will deliver the shares of Common Stock and any cash payable for fractional shares to the Holders of the Purchase Contract on the Early Mandatory Settlement Date.
ARTICLE 6
[Reserved]
ARTICLE 7
Remedies
     Section 7.01. Unconditional Right of Holders to Receive Shares of Common Stock. Each Holder of a Purchase Contract shall have the right, which is absolute and unconditional, to receive the shares of Common Stock pursuant to such Purchase Contract and to institute suit for the enforcement of any such right to receive the shares of Common Stock, and such right shall not be impaired without the consent of such Holder.
     Section 7.02. Limitation on Proceedings. No Holder of Purchase Contracts may institute any proceedings, judicial or otherwise, with respect to this Agreement or for any remedy hereunder, except in the case of failure of the Purchase Contract Agent, for 60 days, to act after the Purchase Contract Agent has received a written request to institute proceedings in respect of an Event of Default from the Holders of not less than 25% of the Outstanding Purchase Contracts, as well as an offer of indemnity reasonably satisfactory to the Purchase Contract Agent. This provision will not prevent any Holder of Purchase Contracts from instituting suit for the or the delivery of Common Stock deliverable upon settlement of the Purchase Contracts on the Mandatory Settlement Date or any Early Settlement Date, Fundamental Change Settlement Date or Early Mandatory Settlement Date.
     Section 7.03. Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.
     Section 7.04. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
     Section 7.05. Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.
     Section 7.06. Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Purchase Contract, by its acceptance of such Purchase Contract shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by (a) the Purchase Contract Agent, (b) any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Purchase Contracts, or (c) any Holder for the enforcement of the right to receive shares of Common Stock or other Reference Property under the Purchase Contracts held by such Holder.
     Section 7.07. Waiver of Stay or Execution Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or assume or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.
     Section 7.08. Control by Majority. The Holders of not less than a majority of the Outstanding Purchase Contracts shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Purchase Contract Agent, or of exercising any trust or power conferred upon the Purchase Contract Agent; provided that the Purchase Contract Agent has received indemnity satisfactory to it. Notwithstanding the foregoing, the Purchase Contract Agent may refuse to follow any direction that is in conflict with any law or the Purchase Contract Agreement, that may involve it in personal liability or that may be unduly prejudicial to the Holders of Purchase Contracts not joining in the action.
ARTICLE 8
The Purchase Contract Agent
     Section 8.01. Certain Duties and Responsibilities. (a) The Purchase Contract Agent:
     (i) undertakes to perform, with respect to the Purchase Contracts, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Purchase Contract Agent; and
     (ii) in the absence of bad faith or gross negligence on its own part, may, with respect to the Purchase Contracts, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement but in the case of any certificates or opinions that by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein and may assume the genuineness of all signatures).

     (b) No provision of this Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, its own willful misconduct or its own bad faith, except that:
     (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;
     (ii) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was negligent in ascertaining the pertinent facts;
     (iii) no provision of this Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if indemnity satisfactory to the Purchase Contract Agent is not provided to it; and
     (iv) the Purchase Contract Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in number of the Outstanding Purchase Contracts.
     (c) Whether or not herein or therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section 5.01.
     Section 8.02. Notice of Default. Within 90 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Purchase Contracts, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such Responsible Officer of the Purchase Contract Agent has actual knowledge that such default shall have been cured or waived.
     Section 8.03. Certain Rights of Purchase Contract Agent. Subject to the provisions of Section 8.01:
     (a) the Purchase Contract Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers’ Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;
     (c) whenever in the administration of this Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate of the Company;
     (d) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (e) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity, during the Company’s normal business hours, to examine the relevant books, records and premises of the Company, personally or by agent or attorney, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;
     (f) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, or Affiliates and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent, attorney or Affiliate appointed with due care by it hereunder;
     (g) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have provided to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;
     (h) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;
     (i) the Purchase Contract Agent shall not be deemed to have notice of any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Purchase Contract Agent at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Purchase Contracts and this Agreement;
     (j) the Purchase Contract Agent may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and
     (k) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.
     Section 8.04. Not Responsible for Recitals. The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Purchase Contracts. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.
     Section 8.05. May Hold Units and Purchase Contracts. Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner of Units, Separate Purchase Contracts and Separate Amortizing Notes and may otherwise deal with the Company or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner of Units, Separate Purchase Contracts and Separate Amortizing Notes.
     Section 8.06. Money Held in Custody. Money held by the Purchase Contract Agent in custody hereunder need not be segregated from other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or as designated in writing by the Company.
     Section 8.07. Compensation and Reimbursement. The Company agrees:
     (a) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder as the Company and the Purchase Contract Agent shall from time to time agree in writing;
     (b) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Purchase Contract Agent’s own gross negligence, willful misconduct or bad faith; and
     (c) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent and their respective agents and representatives for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of the Purchase Contract Agent’s duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.
     Section 8.08. Corporate Purchase Contract Agent Required; Eligibility. There shall at all times be a Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a corporation in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
     Section 8.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of Section 8.10.
     (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 8.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.
     (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Purchase Contracts delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 8.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the delivery of such Act, the removed Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

     (d) If at any time:
     (i) the Purchase Contract Agent shall cease to be eligible under Section 8.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or
     (ii) the Purchase Contract Agent shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Purchase Contract Agent, or (y) any Holder who has been a bona fide Holder of a Purchase Contract for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.
     (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 8.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 8.10, any Holder who has been a bona fide Holder of a Purchase Contract for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.
     (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.
     Section 8.10. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, at the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon its receipt of payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.
     (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph Section 8.10(a) of this Section.
     (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.
     Section 8.11. Merger; Conversion; Consolidation or Succession to Business. Any corporation into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Securities shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Securities so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Purchase Contracts.
     Section 8.12. Preservation of Information; Communications to Holders. (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders as received by the Purchase Contract Agent in its capacity as Security Registrar.
     (b) If three or more Holders (such three or more Holders, the “applicants”) apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Unit or Separate Purchase Contract for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units or Separate Purchase Contracts and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.
     Section 8.13. No Obligations of Purchase Contract Agent. Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement or Security evidencing a Unit or Purchase Contract in respect of the obligations of the Holder of any Unit or Purchase Contract thereunder. The Company agrees, and each Holder of a Securities, by his or her acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent’s execution of the Securities on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts (whether held as components of Units or Separate Purchase Contracts) on behalf of the Holders, except to the extent expressly provided in Article 3 hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent, incurred without any act or deed that is found to be attributable to gross negligence, willful misconduct or bad faith on the part of the Purchase Contract Agent.
     Section 8.14. Tax Compliance. (a) The Company and the Purchase Contract Agent shall comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Purchase Contracts or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Purchase Contracts. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.
     (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 8.01(a)(ii) hereof.
     (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.
ARTICLE 9
Supplemental Agreements
     Section 9.01. Supplemental Agreements Without Consent of Holders. Without the consent of any Holders, the Company and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

     (i) evidence the succession of another Person to the Company’s obligations;
     (ii) add to the covenants for the benefit of Holders or to surrender any of the Company’s rights or powers;
     (iii) evidence and provide for the acceptance of appointment of a successor Purchase Contract Agent;
     (iv) make provision with respect to the rights of Holders pursuant to adjustments in the Settlement Rate due to Business Combinations;
     (v) cure any ambiguity or manifest error, to correct or supplement any provisions that may be inconsistent; or
     (vi) to make any other provisions with respect to such matters or questions;
provided that any such action described in clauses (iv), (v) and (vi) above shall not adversely affect the interest of the Holders.
     Section 9.02. Supplemental Agreements With Consent of Holders. With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Purchase Contracts; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the consent of each Holder of an outstanding Purchase Contract affected thereby,
     (i) reduce the number of shares of Common Stock deliverable upon settlement of the Purchase Contracts, change the Mandatory Settlement Date, the right to settle Purchase Contracts early or the Fundamental Change Early Settlement Right; or otherwise adversely affect the Holder’s rights under the Purchase Contract; or
     (ii) reduce the above-stated percentage of Outstanding Purchase Contracts the consent of the Holders of which is required for the modification or amendment of the provisions of the Purchase Contracts or the Purchase Contract Agreement, or
     (iii) impair the right to institute suit for the enforcement of the Purchase Contract.
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03. Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be provided, and (subject to Section 8.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement that affects the Purchase Contract Agent’s own rights, duties or immunities under this Agreement or otherwise.
     Section 9.04. Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Securities theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.
     Section 9.05. Reference to Supplemental Agreements. Securities authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Securities.
ARTICLE 10
Consolidation, Merger, Conveyance, Transfer or Lease
     Section 10.01. Covenant Not to Consolidate, Merge, Convey, Transfer or Lease Property Except Under Certain Conditions. The Company covenants that it will not merge with and into, consolidate with or convert into any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person, unless:
     (i) (A) the Company will be the surviving company in any merger or consolidation or (B) the successor entity is an entity organized and validly existing under the laws of the United States of America, any State of the United States of America or the District of Columbia that expressly assumes all of the Company’s obligations under the Units, the Purchase Contracts and this Agreement; and
     (ii) the Company or the successor entity, as the case may be, will not, immediately after the merger, consolidation, conversion, sale, assignment, lease or conveyance, be in default in the performance of its covenants and conditions under the Units, the Purchase Contracts or this Agreement.
     Section 10.02. Rights and Duties of Successor Entity. In case of any such merger, consolidation, sale, assignment, transfer or conveyance (but not any such lease) and upon any such assumption by a successor corporation in accordance with Section 10.01, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of Citigroup Inc., any or all of the Securities evidencing Units or Purchase Contracts issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Security evidencing Units or Purchase Contracts that such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Securities issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.
     In the event of any such merger, consolidation, sale, assignment, transfer, lease or conveyance, such change in phraseology and form (but not in substance) may be made in the Securities evidencing Units or Purchase Contracts thereafter to be issued as may be appropriate.
     Section 10.03. Officers’ Certificate and Opinion of Counsel Given to Purchase Contract Agent. The Purchase Contract Agent, subject to Section 8.01 and Section 8.03, shall receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, conversion, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, sale, assignment, transfer, lease or conveyance have been met.
ARTICLE 11
Covenants of the Company
     Section 11.01. Performance Under Purchase Contracts. The Company covenants and agrees for the benefit of the Holders from time to time of the Purchase Contracts that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.
     Section 11.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, New York City an office or agency where Securities may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Mandatory Settlement Date, any Early Settlement Date or any Early Mandatory Settlement Date and where notices and demands to or upon the Company in respect of the Purchase Contracts and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies where Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Purchase Contracts the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.
     Section 11.03. Statements of Officers of the Company as to Default. The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers’ Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
     Section 11.04. Existence. Except as otherwise permitted under Article 10, the Company will do or cause to be done all things necessary to maintain in full force its legal existence, rights (charter and statutory) and franchises, except that the Company is not required to preserve any right or franchise if the Company determines that it is no longer desirable in the conduct of its business and the loss is not disadvantageous in any material respect to the Holders of any Purchase Contracts.
     Section 11.05. Company to Reserve Common Stock. The Company shall at all times prior to the Mandatory Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable upon settlement of all Purchase Contracts evidenced by Outstanding Securities.
     Section 11.06. Covenants as to Common Stock.

     The Company covenants that all shares of Common Stock that may be issued upon settlement of any Purchase Contract represented by the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from all taxes, liens and charges and not subject to any preemptive rights.
     The Company further covenants that, if at any time the Common Stock shall be listed on the NYSE or any other national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed, so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon settlement of the Purchase Contracts; provided, however, that, if the rules of such exchange system permit the Company to defer the listing of such Common Stock until the first delivery of Common Stock upon settlement of Purchase Contracts in accordance with the provisions of this Agreement, the Company covenants to list such Common Stock issuable upon settlement of the Purchase Contracts in accordance with the requirements of such exchange at such time.
     Section 11.07. Statement of Officers of the Company as to Default. The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is September 30) ending after the date hereof, an Officers’ Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
     Section 11.08. Tax Treatment. The Company covenants and agrees, and by purchasing a Unit each Holder agrees, for United States federal, state and local income and franchise tax purposes, to (i) treat a Holder’s acquisition of the Units as the acquisition of the Amortizing Note and Purchase Contract represented by the Units and (ii) treat each Purchase Contract as a forward purchase contract for the purchase of Common Stock.
[SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CITIGROUP INC.
By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Purchase Contract Agent
By:
Name:
Title:

EXHIBIT A
[FORM OF FACE OF UNIT]
[INCLUDE IF A GLOBAL UNIT]
     [THIS UNIT IS A GLOBAL UNIT WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS UNIT IS EXCHANGEABLE FOR PURCHASE CONTRACTS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS UNIT (OTHER THAN A TRANSFER OF THIS UNIT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
     UNLESS THIS UNIT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY UNIT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CITIGROUP INC.
[_.___]% T-DECS

CUSIP No.

No. ___	[Initial][1] Number of Units
     This Unit certifies that [CEDE & CO.]2 [                    ] (the “Holder”), or registered assigns, is the registered owner of [the number of Units set forth above] [the number of Units shown on Schedule A hereto, which number may from time to time be reduced or increased, as appropriate in accordance with the terms of the Purchase Contract Agreement (as defined below), but which shall not exceed ___ Units]3.
     Each Unit consists of (i) a Purchase Contract and (ii) an Amortizing Note, in each case issued by the Company. Each Unit evidenced hereby is governed by a Purchase Contract Agreement, dated as of December [___], 2009 (as may be supplemented from time to time, the “Purchase Contract Agreement”), between the Company and The Bank of New York Mellon, as Purchase Contract Agent (including its successors hereunder, the “Purchase Contract Agent”), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Units are, and are to be, executed and delivered and as Trustee under the Indenture referred to within the Purchase Contract Agreement, to which Indenture and supplemental agreements thereto reference is hereby made or a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Amortizing Notes.
     Upon the conditions and under the circumstances set forth in the Purchase Contract Agreement, Holders of Units shall have the right to separate a Unit into its component parts, and a Holder of a Separate Purchase Contract and Separate Amortizing Note shall have the right to re-create a Unit.
     The Units, and any claim, controversy or dispute arising under or related to the Units, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

[1]	Include if a Global Unit.

[2]	Include if a Global Unit.

[3]	Include if a Global Unit.

     Capitalized terms used herein and not defined have the meanings given to such terms in the Purchase Contract Agreement.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CITIGROUP INC.
By:
Name:
Title:

By:
Name:
Title:

DATED:

UNIT CERTIFICATE OF AUTHENTICATION
OF PURCHASE CONTRACT AGENT
     This is one of the Units referred to in the within mentioned Purchase Contract Agreement.

By:	THE BANK OF NEW YORK MELLON, as Purchase Contract Agent

By:

Authorized Officer
Dated:

[FORM OF REVERSE OF UNIT]
[Intentionally Blank]

SCHEDULE A
[INCLUDE IF A GLOBAL UNIT]
SCHEDULE OF INCREASES OR DECREASES IN A GLOBAL UNIT
     The initial number of Units evidenced by this Global Unit is _______. The following increases or decreases in this Global Unit have been made:

Number of Units
	Amount of increase	Amount of decrease	evidenced by the	Signature of
	in number of Units	in number of	Global Unit following	authorized signatory
	evidenced by the	Units evidenced by the	such decrease or	of Purchase
Date	Global Unit	Global Unit	increase	Contract Agent

ATTACHMENT 1
[FORM OF SEPARATION NOTICE]
BANK OF NEW YORK MELLON
[                    ]
[                    ]
Attention:     [                    ]
Re:       Separation of [Global]4 Units
The undersigned [Beneficial Owner]3 hereby notifies you that it wishes to separate ___ Units [as to which it holds a Book-Entry Interest]3 into the applicable aggregate principal amount of Amortizing Notes and the applicable number of Purchase Contracts in accordance with the Purchase Contract Agreement (the “Purchase Contract Agreement”) dated December [___], 2009 between the Company and The Bank of New York Mellon, as Purchase Contract Agent and as Paying Agent and Trustee under the Indenture. Terms used and not defined herein have the meaning assigned to such terms in the Purchase Contract Agreement.
The undersigned [includes herewith]5 [Beneficial Owner has instructed the undersigned Depository Participant to transfer to you its Book-Entry Interests]3 the number of Units specified in the immediately succeeding paragraph. The undersigned [includes herewith]4 [Beneficial Owner has furnished the undersigned Depository Participant with]3 the appropriate endorsements and documents and paid all transfer or similar taxes, if any, to the extent required by the Purchase Contract Agreement.
Please [deliver to the undersigned’s address specified below]4 [transfer to the account of the undersigned Beneficial Owner with the undersigned Depositary Participant the beneficial interests in]3 (i) the aggregate principal amount of Amortizing Notes and (ii) number of Purchase Contracts represented by the number of Units specified above.

[4]	Include if a Global Unit.

[5]	Exclude if a Global Unit.

1

     IN WITNESS WHEREOF, the [undersigned has caused this instrument to be duly executed]4 [Depository Participant has caused this instrument to be duly executed on behalf of itself and the undersigned Beneficial Owner]3.
Dated:

[NAME OF BENEFICIAL OWNER]
By:
Name:
Title: Address:

[NAME OF Depository participant]3

Name:
Address:
Attest
By:

2

ATTACHMENT 2
[FORM OF RECREATION NOTICE]
BANK OF NEW YORK MELLON
[                    ]
[                    ]
Attention:     [                    ]
Re:       Recreation of [Global]6 Units
The undersigned [Beneficial Owner]5 hereby notifies you that it wishes to recreate ___ Units [as to which it holds a Book-Entry Interest]5 into the applicable number of Amortizing Notes and the applicable number of Purchase Contracts in accordance with the Purchase Contract Agreement (the “Purchase Contract Agreement”) dated as of December [___], 2009 between the Company and The Bank of New York, Purchase Contract Agent and as Paying Agent and Trustee under the Indenture. Terms used and not defined herein have the meaning assigned to such terms in the Purchase Contract Agreement.
The undersigned [includes herewith]7 [Beneficial Owner has instructed the undersigned Depository Participant to transfer to you its Book-Entry Interests in]5 the applicable number of Amortizing Notes and the applicable number of Purchase Contracts sufficient for the recreation of the number of Units specified above. The undersigned [includes herewith]6 [Beneficial Owner has furnished the undersigned Depository Participant with]5 the appropriate endorsements and documents and paid all transfer or similar taxes, if any, to the extent required by the Purchase Contract Agreement.
Please [deliver to the undersigned’s address specified below]6 [transfer to the account of the undersigned Beneficial Owner with the undersigned Depositary Participant the beneficial interests in]5 the number of Units specified above.

[6]	Include if a Global Unit.

[7]	Exclude if a Global Unit.

1

     IN WITNESS WHEREOF, the [undersigned has caused this instrument to be duly executed]6 [Depository Participant has caused this instrument to be duly executed on behalf of itself and the undersigned Beneficial Owner]5.
Dated:

[NAME OF BENEFICIAL OWNER]
By:
Name:
Title: Address:

[NAME OF Depository participant]5

Name:
Address:
Attest
By:

2

ATTACHMENT 3
[FORM OF FACE OF PURCHASE CONTRACT]
[INCLUDE IF A GLOBAL PURCHASE CONTRACT]
     [THIS PURCHASE CONTRACT IS A GLOBAL PURCHASE CONTRACT WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS PURCHASE CONTRACT IS EXCHANGEABLE FOR PURCHASE CONTRACT REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS PURCHASE CONTRACT (OTHER THAN A TRANSFER OF THIS PURCHASE CONTRACT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
     UNLESS THIS PURCHASE CONTRACT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PURCHASE CONTRACT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

1

CITIGROUP INC.
PURCHASE CONTRACTS

CUSIP No.

No. ___	[Initial][8] Number of Purchase Contracts:
     This Purchase Contract certifies that [CEDE & CO.]9 [                    ] (the “Holder”), or registered assigns, is the registered owner of [the number of Purchase Contracts set forth above] [the number of Units shown on Schedule A hereto, which number may from time to time be reduced or increased, as appropriate in accordance with the terms of the Purchase Contract Agreement (as defined below), but which shall not exceed ___ Units]10
     Each Purchase Contract consists of the rights of the Holder under such Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.
     Each Purchase Contract evidenced hereby obligates the Company to deliver to the Holder of this Purchase Contract on the Mandatory Settlement Date (a) a number shares of common stock, $0.01 par value (“Common Stock”), of the Company equal to the Settlement Rate and/or (b) other Reference Property if a Business Combination has occurred prior to the Mandatory Settlement Date, unless on or prior to the Mandatory Settlement Date there shall have occurred a an Early Settlement Upon A Fundamental Change, Early Settlement or Early Mandatory Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.
     Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[8]	Include if a Global Unit.

[9]	Include if a Global Unit.

[10]	Include if a Global Unit.

2

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CITIGROUP INC.
By:
Name:
Title:

By:
Name:
Title:

DATED:

3

PURCHASE CONTRACT CERTIFICATE OF AUTHENTICATION
OF PURCHASE CONTRACT AGENT
     This is one of the Purchase Contracts referred to in the within-mentioned Purchase Contract Agreement.

By:	THE BANK OF NEW YORK MELLON,
as Purchase Contract Agent

By:

Authorized Officer
Dated:

4

[FORM OF REVERSE OF PURCHASE CONTRACT]
     Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December [___], 2009 (as may be supplemented from time to time, the “Purchase Contract Agreement”), between the Company and The Bank of New York Mellon, as Purchase Contract Agent (including its successors hereunder, the “Purchase Contract Agent”), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Purchase Contracts are, and are to be, executed and delivered.
     Each Purchase Contract evidenced hereby obligates the Company to deliver to the Holder of this Purchase Contract, on the Mandatory Settlement Date a number of shares of Common Stock equal to the Settlement Rate, except that the Purchase Contracts are subject to settlement prior to the Mandatory Settlement Date either at the option of the Holder at any time or in connection with a Fundamental Change, in each case pursuant to the terms of the Purchase Contract Agreement; or at the election of the Company, following an Early Mandatory Settlement Event.
     No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 4.04 of the Purchase Contract Agreement.
     The Purchase Contracts are issuable only in registered form and only in denominations of a single Purchase Contract and any integral multiple thereof. The transfer of any Purchase Contract will be registered and Purchase Contracts may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents as permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Holder of this Purchase Contract, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement on its behalf as its attorney-in-fact and agrees to be bound by the terms and provisions thereof.
     Subject to certain exceptions set forth in the Purchase Contract Agreement, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.
     The Purchase Contracts, and any claim, controversy or dispute arising under or related to the Purchase Contracts, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

5

     The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Purchase Contract is registered as the owner of the Purchase Contracts evidenced hereby for the purpose of performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.
     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of the Common Stock or other Reference Property.
     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

6

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian

	(cust)	(minor)
Under Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)
the within Purchase Contracts and all rights thereunder, hereby irrevocably constituting and appointing attorney                                         , to transfer said Purchase Contracts on the books of Citigroup Inc. with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must
correspond with the name as it appears upon the
face of the within Purchase Contracts in every
particular, without alteration or enlargement or
any change whatsoever.
     Signature Guarantee:

1

SETTLEMENT INSTRUCTIONS
     The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon settlement on or after the Mandatory Settlement Date of the number of Purchase Contracts evidenced by this Purchase Contract be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares of Common Stock or other securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incidental thereto.

Dated:

Signature
Signature Guarantee:

(if assigned to another Person)

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person’s name and address and (ii) provide a guarantee of your signature:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

2

ELECTION TO SETTLE EARLY
     The undersigned Holder of this Purchase Contract hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract with respect to the Purchase Contracts evidenced by this Purchase Contract specified below. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Purchase Contract representing any Purchase Contracts evidenced hereby as to which Early Settlement is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares of Common Stock or other securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:

Signature
Signature Guarantee:

3

     Number of Purchase Contracts evidenced hereby as to which Early Settlement is being elected:

If shares of Common Stock or Purchase Contracts are to be registered in the name of and delivered to a Person other than the Holder, please print such Person’s name and address:	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

4

SCHEDULE A
[INCLUDE IF A GLOBAL PURCHASE CONTRACT]
SCHEDULE OF INCREASES OR DECREASES IN A GLOBAL PURCHASE CONTRACT
     The initial number of Purchase Contracts evidenced by this Global Purchase Contract is                     . The following increases or decreases in this Global Purchase Contract have been made:

		Amount of decrease	Number of Purchase
	Amount of increase	in number of	Contracts evidenced by	Signature of
	in number of Purchase	Purchase Contracts	the Global Purchase	authorized signatory
	Contracts evidenced by	evidenced by the	Contract following	of Purchase
Date	the Global Purchase Contract	Global Purchase Contract	such decrease or increase	Contract Agent

5

ATTACHMENT 4
[FORM OF FACE OF NOTE]

A-6

EXHIBIT B
[FORM OF FACE OF PURCHASE CONTRACT]
[INCLUDE IF A GLOBAL PURCHASE CONTRACT]
     [THIS PURCHASE CONTRACT IS A GLOBAL PURCHASE CONTRACT WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”), THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY. THIS PURCHASE CONTRACT IS EXCHANGEABLE FOR PURCHASE CONTRACT REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS PURCHASE CONTRACT (OTHER THAN A TRANSFER OF THIS PURCHASE CONTRACT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
     UNLESS THIS PURCHASE CONTRACT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PURCHASE CONTRACT ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

A-1

CITIGROUP INC.
PURCHASE CONTRACTS

CUSIP No.

No.	[Initial][11] Number of Purchase Contracts:
     This Purchase Contract certifies that [CEDE & CO.]12 [                                        ] (the “Holder”), or registered assigns, is the registered owner of [the number of Purchase Contracts set forth above] [the number of Units shown on Schedule A hereto, which number may from time to time be reduced or increased, as appropriate in accordance with the terms of the Purchase Contract Agreement (as defined below), but which shall not exceed                      Units]13
     Each Purchase Contract consists of the rights of the Holder under such Purchase Contract with the Company. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.
     Each Purchase Contract evidenced hereby obligates the Company to deliver to the Holder of this Purchase Contract on the Mandatory Settlement Date (a) a number shares of common stock, $0.01 par value (“Common Stock”), of the Company equal to the Settlement Rate and/or (b) other Reference Property if a Business Combination has occurred prior to the Mandatory Settlement Date, unless on or prior to the Mandatory Settlement Date there shall have occurred a an Early Settlement Upon A Fundamental Change, Early Settlement or Early Mandatory Settlement with respect to such Purchase Contract, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof.
     Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[11]	Include if a Global Unit.

[12]	Include if a Global Unit.

[13]	Include if a Global Unit.

A-2

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CITIGROUP INC.
By:
Name:
Title:

By:
Name:
Title:

     DATED:

A-3

PURCHASE CONTRACT CERTIFICATE OF AUTHENTICATION
OF PURCHASE CONTRACT AGENT
     This is one of the Purchase Contracts referred to in the within-mentioned Purchase Contract Agreement.

By:	THE BANK OF NEW YORK MELLON,
as Purchase Contract Agent

By:
Authorized Officer
     Dated:

A-4

[FORM OF REVERSE OF PURCHASE CONTRACT]
     Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December [___], 2009 (as may be supplemented from time to time, the “Purchase Contract Agreement”), between the Company and The Bank of New York Mellon, as Purchase Contract Agent (including its successors hereunder, the “Purchase Contract Agent”), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Purchase Contracts are, and are to be, executed and delivered.
     Each Purchase Contract evidenced hereby obligates the Company to deliver to the Holder of this Purchase Contract, on the Mandatory Settlement Date a number of shares of Common Stock equal to the Settlement Rate, except that the Purchase Contracts are subject to settlement prior to the Mandatory Settlement Date either at the option of the Holder at any time or in connection with a Fundamental Change, in each case pursuant to the terms of the Purchase Contract Agreement; or at the election of the Company, following an Early Mandatory Settlement Event.
     No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 4.04 of the Purchase Contract Agreement.
     The Purchase Contracts are issuable only in registered form and only in denominations of a single Purchase Contract and any integral multiple thereof. The transfer of any Purchase Contract will be registered and Purchase Contracts may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents as permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Holder of this Purchase Contract, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement on its behalf as its attorney-in-fact and agrees to be bound by the terms and provisions thereof.
     Subject to certain exceptions set forth in the Purchase Contract Agreement, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.
     The Purchase Contracts, and any claim, controversy or dispute arising under or related to the Purchase Contracts, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

A-5

     The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Purchase Contract is registered as the owner of the Purchase Contracts evidenced hereby for the purpose of performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.
     The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of the Common Stock or other Reference Property.
     A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

A-6

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:		Custodian

	(cust)		(minor)
Under Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)
the within Purchase Contracts and all rights thereunder, hereby irrevocably constituting and appointing attorney                                         , to transfer said Purchase Contracts on the books of Citigroup Inc. with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Purchase Contracts in every particular, without alteration or enlargement or any change whatsoever.
     Signature Guarantee:

SETTLEMENT INSTRUCTIONS
     The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon settlement on or after the Mandatory Settlement Date of the number of Purchase Contracts evidenced by this Purchase Contract be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares of Common Stock or other securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incidental thereto.

Dated:

Signature
Signature Guarantee:

(if assigned to another Person)

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person’s name and address and (ii) provide a guarantee of your signature:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

ELECTION TO SETTLE EARLY
     The undersigned Holder of this Purchase Contract hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract with respect to the Purchase Contracts evidenced by this Purchase Contract specified below. The undersigned Holder directs that a certificate for shares of Common Stock or other securities deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Purchase Contract representing any Purchase Contracts evidenced hereby as to which Early Settlement is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares of Common Stock or other securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:

Signature
Signature Guarantee:

     Number of Purchase Contracts evidenced hereby as to which Early Settlement is being elected:

If shares of Common Stock or Purchase Contracts are to be registered in the name of and delivered to a Person other than the Holder, please print such Person’s name and address:	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

SCHEDULE A
[INCLUDE IF A GLOBAL PURCHASE CONTRACT]
SCHEDULE OF INCREASES OR DECREASES IN A GLOBAL PURCHASE CONTRACT
     The initial number of Purchase Contracts evidenced by this Global Purchase Contract is                     . The following increases or decreases in this Global Purchase Contract have been made:

		Amount of decrease	Number of Purchase
	Amount of increase	in number of	Contracts evidenced by	Signature of
	in number of Purchase	Purchase Contracts	the Global Purchase	authorized signatory
	Contracts evidenced by	evidenced by the	Contract following	of Purchase
Date	the Global Purchase Contract	Global Purchase Contract	such decrease or increase	Contract Agent